UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(formerly, Aquila Three Peaks High Income Fund)

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/23

Date of reporting period: 12/31/23

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2023

A Disciplined Approach to Equity and High-Yield Investing

February, 2024

Dear Fellow Shareholders,

Investors experienced another eventful year in 2023. From market volatility, to economic uncertainty, to geopolitical tensions around the world, a wide range of events continued to influence equity and fixed income asset classes. As a result, market participants paid close attention to these, along with a number of key factors that drive both the stock and bond markets. Among them were the state of the U.S. economy, inflation data, as well as federal monetary policy and the direction of interest rates.

Through it all, the markets in which your funds invest generated positive returns in 2023. The S&P 500® Index, which consists of the 500 leading publicly-traded companies in the United States, recorded a total return of 26.29% for the year. Mid-cap stocks, as measured by the CRSP® US Mid Cap Index, gained 15.98%. And high-yield corporate bonds, as tracked by the Bloomberg® US Corporate High Yield Index†, returned 13.44%. So, generally speaking, it was a successful year for the markets. As we proceed in 2024, some investors are a bit uncertain, wondering if the momentum will continue, or if market conditions may change.

This year is a particularly exciting year for Aquila Group of Funds, as we celebrate the 40th anniversary of our company’s founding. As an organization, we believe we have a strong team that is well-positioned to face the challenges financial markets may present. Just as we always have, Aquila continues to take a careful approach for today’s markets. And we encourage our fellow shareholders to maintain a long-term perspective and remain focused on your individual investment goals. We also suggest working with a trusted financial professional, who can help you develop an asset allocation plan and diversified portfolio. Together, let’s continue to embrace the future and strive to meet our stated objectives.

Factors Driving Financial Markets

Fixed income and equity asset classes are historically sensitive to certain factors that influence the economy, financial markets, and specific issuers of securities and their industry sectors. One such indicator is the level of inflation, which has had a major influence on the U.S. economy, including higher costs for consumers, as well as tighter profit margins for many businesses. It appears that, after recently reaching decades-high levels, inflation has settled lower and is more in line with where the Federal Reserve (the “Fed”) would prefer to see it. Inflation, as measured by the Consumer Price Index (“CPI”), rose as high as 9.1% in June of 2022. After beginning 2023 with a year-over-year increase of 6.4% in January, the CPI steadily worked its way lower, ultimately closing the year at a rate of 3.4% in December. Going forward, the Fed has indicated its intention to further reduce the inflation rate to a target range of 2.0%.

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In terms of other important economic and market drivers, employment data has remained strong and corporate earnings have generally been encouraging, providing somewhat of a pleasant surprise to the financial markets. Yet, there have been several segments of the economy, including housing, manufacturing, and some consumer-oriented segments, that have shown some signs of weakness—while at the same time, other segments, such as services, may not have experienced it to the same degree. Thus, some economists are cautioning about a so-called “rolling recession” across certain economic sectors.

Meanwhile, the Federal Reserve has continued to exert its influence on the financial markets. In an attempt to manage economic growth, inflation, and at the same time, avoid triggering a possible recession, the Fed has been focused on controlling the level of interest rates. The Fed’s “tight” monetary policy, which began in March of 2022 with a series of increases in the federal funds rate (the interest rate that banks charge each other to borrow or lend excess reserves overnight) seems to have entered into more of a holding pattern for the time being. Following a period that included 11 consecutive rate hikes, the Fed has elected to push pause, leaving the federal funds rate unchanged at each of the last four Federal Open Market Committee meetings (through January, 2024). Although the Federal Reserve previously suggested it would consider adopting more of an “easing” monetary policy and possibly begin lowering interest rates in 2024, Fed Chair Jerome Powell has now said that future decisions will be made on a meeting-by-meeting basis, and will be heavily dependent on key economic data.

While your funds invest solely in U.S. financial markets, they nonetheless may be affected by other factors and considerations, including those emanating abroad. For example, the troubling developments in the Middle East and potential for further escalation, along with the ongoing conflict in Ukraine, continue to cast a cloud of uncertainty over the global economy. Could such factors have an impact on energy prices, the cost of certain goods and services, among others, and possibly lead to lingering inflationary pressures? This, of course, remains to be seen. Suffice to say, there are numerous factors driving financial markets, which investors continue to pay attention to.

Market Overviews

High-Yield Corporate Bonds

As noted earlier, high-yield corporate bonds produced strong returns in 2023. On a relative basis, the high-yield market outpaced many of its cohorts, as investors expressed a willingness to adopt more of a “risk-on” sentiment, attracted by higher yields and firmer credit fundamentals. The 13.44% total return generated by the Bloomberg US Corporate High Yield Index® exceeded that of the investment-grade corporate bond market, as measured the Bloomberg® US Corporate Bond Index (+8.52%). It also beat the return of the broad-based intermediate-term bond market, which is tracked by the Bloomberg® US Aggregate Bond Index (+5.53%), as well as that of U.S. Treasury bonds, as measured by the Bloomberg® US Treasury Total Return Index (+4.05%).

An encouraging sign for the high-yield market was a significant increase in new issuance during 2023. According to J.P.Morgan Credit Research, high-yield corporate bond issuance totaled $175.9 billion last year, which represented a 65% jump from issuance in 2022. Although considered relatively light on a historical basis, these figures indicate a desire by many issuers to re-engage and capitalize on changing market dynamics. Not surprisingly, most of the issuance was related to refinance activity, as companies appeared to strategically manage upcoming debt maturities in 2024 and 2025.

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Your investment management team believes volatility may remain somewhat elevated in the coming year, primarily given uncertainty related to both geopolitical and macroeconomic factors. The team continues to employ an actively-managed investment strategy, as it navigates changing market conditions. Combining a “top-down” and “bottom-up” approach, your investment team searches the entire high-yield universe — with no restriction on particular sectors — for opportunities that offer above-average relative value and meet stringent credit analysis requirements. An emphasis is also placed on the quality and duration of your Fund’s portfolio holdings to help manage volatility and optimize risk-adjusted returns.

Equities

What was a bit of a roller coaster year for the equity markets ended with solid total returns across all capitalization ranges in 2023. The year started with a banking crisis resulting in several bank failures, which led the Federal Reserve to inject the financial system with over $400 billion in liquidity and helped stocks rally for much of the first half of the year. As the Fed then began draining some of this liquidity, markets experienced a correction in the third quarter of the year, only to rally again in the fourth quarter, largely driven by more favorable inflation levels, as well as a decline in yields. Equity prices also received support from positive corporate earnings and employment data, lower energy prices (in particular, oil and gas prices), and improving inflation data. Tempering these were the geopolitical situations that have persisted in Ukraine, and the heightened tensions in the Middle East and fear of further escalation.

Your investment management team remains cautiously optimistic in its outlook for mid-cap stocks. These views are driven by several factors, including equity valuations, government monetary and fiscal policy stimulus, high employment rates, and continued strong demand for goods and services in the U.S. Also, while energy prices are lower on a relative basis, the team has concerns about future price volatility.

As with the high-yield corporate bond strategy, your investment team continues to follow an actively-managed investment approach. Your portfolio team’s equity strategy seeks to identify companies benefiting from positive change, with distinct characteristics, such as improving cash flows, earnings growth, hidden or unappreciated value, high management quality, and a strong business model. Your team adheres to a multi-step investment process with a goal to uncover growth opportunities — in particular, securities the team believes to be undervalued, misevaluated, or generally overlooked in terms of market expectations.

Committed to Your Success

Since Aquila’s founding in 1984, we have always believed that investing successfully depends on knowing what you own and why you own it. We think this is particularly important in today’s markets, which is why — perhaps more so now than ever — Aquila Group of Funds remains firmly grounded in our organization’s Guiding Principles:

•	Manage Conservatively – Most people are more sensitive to potential investment losses than they are eager for outsized gains. We manage our bond funds accordingly.
•	Focus on What We Know Best – Our core investment skill is finding securities that we believe have a sound basis for investment. We do this through research conducted by locally-based municipal bond teams, and through the research and analysis of equity/high-yield teams, who emphasize corporate visits.

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•	Put Customers First – The money we manage belongs to those who entrust it to us. We view every interaction with investors and advisors as an opportunity to strengthen a relationship.
•	Know What’s Important – We measure success by how well we meet expectations. By satisfying our shareholders, the success of our business will follow.

Your investment management team strives to adhere to these Guiding Principles, continually employing a disciplined investment and research process to its equity and high-yield strategies. The team remains committed to its disciplined investment and research process that not only includes detailed analysis of companies owned in the high-yield and equity strategies, but also seeks to uncover new opportunities within their respective markets.

With more than 100 years of combined experience, your seasoned investment professionals actively manage each portfolio with a goal to identify opportunities, continually striving to maximize return potential while, at the same time, managing market risks. Despite ever-changing market and economic conditions, your investment team remains focused on its investment selection process and risk management discipline.

Thank you for continued trust and confidence in Aquila Group of Funds.

Sincerely,

Pedro V. Marcal Lead Portfolio Manager Aquila Opportunity Growth Fund	Diana P. Herrmann President	David M. Schiffman Lead Portfolio Manager Aquila High Income Fund

†	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

The beginning of 2023 started with a bang, with risk assets experiencing an impressive rally to start the year and a welcome relief compared to the disappointing results of 2022. With investors getting more comfortable with the Federal Reserve (the “Fed”) executing a “soft landing” for the economy, the Bloomberg® Corporate High Yield Total Return Index increased 3.6%, the S&P 500® Total Return Index returned 7.5% and the CRSP US Mid Cap® Total Return Index rose 3.9% in the Q1 period. Capital markets fluctuated throughout the middle of 2023, driven by continued uncertainty regarding geo-political risks, and economic data releases that were not consistent with either a strong underlying trend or an imminent recession. In addition, the Fed tightened its monetary policy by a total of 100 basis points between February and July, moving the Federal Funds rate (the rate that banks charge each other to borrow or lend excess reserves overnight) to a target range of 5.25% to 5.50%.

After the Consumer Price Index (“CPI”) reached a monthly peak of 9.1% year-over-year in June of 2022, while the Personal Consumption Expenditure Price Index (“PCE”), the Fed’s preferred measure of inflation, rose 7.1% year-over-year in June 2022, inflation finally appeared to move sustainably lower in 2023. Beginning the year at a rate of 6.4% year-over-year in January, the CPI moved to a low of 3.1% in November before seeing a slight increase to 3.4% in December. Similar progress was made in inflation, with the PCE declining from 5.5% in January to 2.6% year-over-year by December. With inflation approaching the Fed’s target of 2.0% and investors anticipating the Fed starting to consider an easing policy regime in 2024, a “risk-on” tone was seen across most asset classes to end 2023. Specifically, the high-yield market posted an impressive 7.2% total return for Q4 (based on the Bloomberg® Corporate High Yield Index), while the S&P 500® Total Return Index returned 11.7% and the CRSP US Mid Cap® Total Return Index rose 12.3% in the period. With notable performance book-ending 2023, investors who endured the aforementioned geo-political uncertainties and vagaries of economic data and remained fully invested throughout the past year were duly rewarded, as the Bloomberg® Corporate High Yield Index rose 13.4%, the S&P 500® Total Return Index returned 26.3% and the CRSP US Mid Cap® Total Return Index rose 16.0% for full year 2023. Although the past year produced above-average performance for most risk assets, the Aquila Investment Management LLC (“AIM”) portfolio management team is cautiously optimistic as we enter 2024. Although Europe continues to experience economic weakness and China struggles to produce growth near historical levels, the U.S. appears much more resilient. Employment data remains solid and corporate earnings have surprised to the upside, despite an unprecedented response to rampant inflation from the Federal Reserve. Yet recent turmoil in the Middle East and the potential for further escalation, along with a longer-lasting conflict in the

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Ukraine, could make for a more difficult inflation environment in the near-term. Hence, our team feels market participants may be too aggressive in pricing in Fed rate cuts in early 2024. A vigilant Fed and the long and variable lags of previous rate hikes may not necessarily create a full-blown recession, yet pockets of weakness could ensue. This may produce a “rolling-recession” characterized by softness in certain sectors, while others recover and thrive. A data-dependent Fed with a wait and see approach likely pushes any rate cuts into mid-year, with additional easing through the second half of 2024. Hence, more accommodative monetary policy, further fiscal stimulus from previously announced spending programs and solid corporate fundamentals could create a positive environment for further investment gains throughout the year.

Equity Market Review

U.S. equity markets produced positive returns across all market capitalization ranges during the year ended December 31, 2023. The year was volatile seeing a major banking crisis in the first quarter leading to several banks being seized by regulators. The Fed responded by providing over $400 billion in liquidity to the financial system and that contributed to the stock rally in the first half of the year. In the third quarter a market correction took place as the Fed drained some of this liquidity out of the system, but continually improving inflation data enabled a strong fourth quarter rally to be driven in part by a substantial decline in U.S. Treasury yields. Equity prices got support from corporate earnings and employment, declining oil and gas prices, and improving inflation data. On the negative side, the geopolitical situation deteriorated further as the Russia invasion of Ukraine continued to fester and war broke out in the Middle East between Israel and a handful of Iranian backed terror organizations after the Hamas terrorist attacks of October 7th, 2023. The U.S. and Allies’ unwavering in support of Israel are likely to be pulled into the conflict. The equity and energy markets largely ignored these geopolitical issues during the year as market participants focused on inflation, interest rates and the economy.

Aquila Opportunity Growth Fund Performance Overview

For the year ended December 31, 2023, Aquila Opportunity Growth Fund (the “Fund”) Class Y shares generated a 12.7% total return (net of fund expenses). While positive and double digit, the returns compare negatively to returns of CRSP US Mid Cap® Total Return Index (the Fund’s primary benchmark index) and the S&P 500® Index (another broad measure of market performance), which generated 16.0% and 26.3% total returns for the year, respectively.

Total Return	Q1	Q2	Q3	Q4	Calendar Year 2023
ATGYX – Class Y Shares	2.13	3.94	-5.70	12.57	12.67
CRSP US Mid Cap® Total Return Index	3.87	4.75	-5.06	12.27	15.98

For the year ended December 31, 2023, Class Y Shares underperformed the CRSP US Mid Cap® Total Return Index primarily due to stock selection, but allocations to sectors also contributed negatively to relative performance. Stock selection in the Information

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Technology, Health Care and Energy sectors contributed positively to the relative performance, while stock selection in the Materials, Real Estate and Financials sectors had a negative impact. Holdings in cash also negatively impacted relative performance.

Relative to the CRSP US Mid Cap® Total Return Index, the Fund was positively impacted by being overweight the Technology sector, and underweight the Financials and Health Care sectors. Conversely, the portfolio’s relative performance was negatively impacted by underweights in Consumer Discretionary, Industrials and Communications Services sectors.

At the stock level, the largest contributors to 2023 fund returns were Workday, Splunk and Dexcom; we continue to hold all three stocks in the Fund at year end.

•	Workday is the number one vendor of human resource management (“HRM”) software, and a fast-growing first mover in cloud-based enterprise resource planning (“ERP”) software. The company has been growing revenues in the low-twenties and cash flow faster and is beginning to generate substantial free cash flow. We think the market is underestimating the company’s ability to penetrate the ERP market. Workday outperformed during 2023 as margin forecasts ramped after an investor day reset mid-year as strength in both core HRM and financials software continued during the year.
•	Splunk is the leading provider of network system event management software, and has created a platform on which their customers and partners can build cyber security solutions. We believe Splunk is benefitting from a new management team, led by Gary Steele, who became CEO in April 2022. Previously, Mr. Steele founded and grew another cybersecurity company (Proofpoint, Inc.) from $1 million to $1 billion, and eventually sold the company. Splunk’s returns during the year were boosted by an agreement it entered into to be bought by Cisco Systems, Inc. in an all-cash deal for a 31% premium.
•	Dexcom is a leader in the continuous glucose monitoring (“CGM”) market, helping Type 1 and Type 2 diabetes patients better manage their diabetes. Dexcom’s stock outperformed expectations on the back of strong adoption of their next generation G7 CMG product, due to the product’s software platform, ease of use, and insurance coverage. Furthermore, data shows CGM usage is growing with the increased prescription of the GLP-1 weight loss drugs, further demonstrating the complementary nature of Dexcom CGM across diabetic therapy.

The largest detractors to 2023 Fund returns were Lithium Americas, Crown Castle and Shoals; we continued to hold all three stocks in the Fund at year end.

•	Lithium Americas is the only fully-permitted, large-scale lithium resource in the United States with a minimum project life of 40 years. The company is awaiting approval from the Department of Energy Loan Program, as well as General Motors’ second tranche of investment to continue with Phase 1 of the project. Phase 1 of the project will allow the company to support the planned production of 40 kilotons of Lithium Carbonate (Li2CO3) per annum over the

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next 40 years. Lithium is the key component of electric vehicle batteries, and we view the long-term opportunity for a domestic source of lithium production as attractive. The stock underperformed in 2023 as a result of the price of lithium dropping as well as Ford and General Motors reducing their forecasts of electric vehicle sales.

•	Crown Castle is one of the largest providers of wireless communication towers, small cells, and fiber in the U.S. Despite a solid outlook for the current year, the stock slumped because of a deceleration in the company’s dividend increase plans for 2024 and 2025 due to Sprint network rationalization and the higher interest rate environment. With a dividend yield of over 5%, Crown Castle was negatively impacted by the Fed’s rate increases. Although the dividend increase slowdown is considered a negative, we continue to think the company’s cash flows, exposure to wireless connectivity trends, and relative valuation are attractive.
•	Shoals is the manufacturer of electrical balance of systems (“EBOS”) for U.S. solar utilities. Shares underperformed as the company noted a higher-than-acceptable level of wire defect deployed at their customer’s solar sites. As a result, Shoals is replacing the defective wires and has taken financial charges associated with the reinstallation at their customer sites. Shares have underperformed not only due to the financial charges for the mediation but also due to the potential damages to its reputation.

Equity Market Outlook

We are cautiously optimistic about the longer-term outlook for mid cap U.S. equities. Our cautious optimism is driven by several factors, including valuation, government monetary and fiscal policy stimulus, current high employment rates, and continued strong demand for goods and services in the United States. Mitigating these positive developments are volatile energy prices, driven by years of underinvestment in energy infrastructure, a reduction of the supply of crude oil by the Organization of the Petroleum Exporting Countries, rising tensions in the Middle East, the energy shock caused by the Russia/Ukraine conflict, American and Allied countries’ sanctions against Russia, inflation, and the possibility of a continuation of the Federal Reserve’s interest rate-tightening cycle.

As we enter the first quarter of 2024, the Federal Reserve and the Treasury are continuing to exert influence on the markets. While the Fed’s official stated policy continues to be one of Quantitative Tightening (“QT”), the reality is more complex, with QT only impacting its balance sheet. Overall, the Fed, in conjunction with the Treasury, is pursuing a policy of what we have been calling Quantitative Neutrality (“QN”), as measured by Domestic Liquidity that is equal to Bank Reserve Credit, less the U.S. Treasury General Account, and less the Fed Reverse Repo Program. Examining the data, we find Domestic Liquidity in the U.S. financial system has increased by $254 billion, from $5.89 trillion since the Fed began reducing its overall balance sheet in the middle of 2022 to $6.14 trillion as of 12/29/23. Impressively, the Fed was able to achieve this

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increase in liquidity while shrinking its balance sheet of securities held by over $1.25 trillion. That said, in the past 12 months, the Treasury and the Fed have increased Domestic Liquidity in the system by $332 billion, from $5.81 trillion on 12/30/22 to $6.14 trillion at the end of 2023. It may be that the Treasury and Fed will finally begin to implement the Fed’s stated policy of Quantitative Tightening. While we continue to take the view that the Fed will pursue a more QN-oriented policy in the near-term, we will watch the data and monitor the situation closely.

We believe market participants have built in a substantial amount of easing by the Fed in 2024, inflation remains more stubborn than most anticipated and the labor market continues its remarkable resilience. Hence, we still expect the Fed to remain vigilant in its mandate for stable prices and full employment, resulting in rates remaining at current levels for a bit longer than most are forecasting. We expect the Fed to continue to significantly reduce the absolute size of its balance sheet. We anticipate investors will continue to be intensely focused on both inflation data and the actions of the Federal Reserve in the coming year.

High Yield Market Review

According to J.P. Morgan Credit Research, high yield bond issuance in 2023 totaled $175.9 billion, up 65% from the previous year. Although this was an impressive increase year-over-year, new issue activity in 2023 was the second lightest in more than a decade. However, the last quarter of the year saw companies take advantage of lower yields and substantially tighter credit spreads to refinance upcoming maturity walls approaching in 2024 and 2025. The month of December saw $13.3 billion in new issuance, while November ($19.4 billion) and October ($9.4 billion) were also fairly active. Although underlying U.S. Treasury yields saw remarkable volatility throughout the year, driven by changing expectations of Federal Reserve policy, along with geo-political uncertainties and inconsistent economic data, most parts of the yield curve were mostly unchanged over the 12-month period. Specifically, 2-year and 5-year U.S. Treasury rates decreased about 18 basis points (“bps”) (one bp is equivalent to one one-hundredth of one percent) and 16 bps, respectively, while 10-year yields ended 2023 about flat at 3.88%. However, aggressive policy by the Fed drove shorter rates much higher over the period, with 1 month and 6-month U.S. Treasury Bills rising 140 bps and 49 bps, respectively. The combination of benign risk-free U.S. Treasury rates and tightening credit spreads produced a 13.5% total return for the high yield market during the past year, well outperforming the Bloomberg® Aggregate Index (+5.5%), the Bloomberg® U.S. Treasury Index (+4.1%) and the Bloomberg® U.S. Corporate Bond Index (+8.5%).

Coming off a dismal 2022, where investors saw the Bloomberg® U.S. Corporate High Yield Index (the “High Yield Index”) produce a total return of -11.2% during the year, many expected fixed income assets to experience a bounce back. Investors were certainly not disappointed, as high-yield bonds returned an impressive 3.8% in January, driven by an unexpected rally in lower rated CCC credits (+6.1%). After experiencing an encouraging Q1, the next two quarters saw the high-yield market weather periodic “fits and starts” of volatility, as the economic landscape and changing market views about Fed policy drove coupon-like returns until Q4. After a slow start in September (-1.1%),

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the High Yield Index rallied sharply during the last two months of 2023. Investors were in a “risk-on” mood after the Fed meeting in early November as Chairman Powell hinted that the Federal Funds rate may be reaching a peak. With appetite for risk seemingly insatiable during the period, the high-yield market produced a remarkable 7.2% total return for Q4, driven not only by a substantial decline in risk-free U.S. Treasury yields, but a significant tightening in Option Adjusted Spreads (“OAS”). Hence, the high-yield market finished 2023 similar to the way in began, thereby producing a total annual return of 13.5% and handily outpacing other popular fixed income asset classes.

Aquila High Income Fund Performance Overview

For the year ended December 31, 2023, Aquila High Income Fund (the “Fund”) Class Y shares (ATPYX) generated a 9.3% total return (net of Fund expenses), underperforming the 13.4% return of the High Yield Index. The underperformance of ATPYX during the course of 2023 may be attributed to the strategy’s focus on higher quality credits and shorter duration, among other factors. After a difficult 2022, where the High Yield Index lost over 11% during the year, investors began 2023 with a very strong “risk-on” tone. This was seen by a substantial outperformance of CCC-rated bonds in Q1, which were up 5.0% for the quarter. However, our conviction that inflation would remain “sticky” throughout the course of 2023 drove us to keep the portfolio duration at a level that could mitigate the effects of a rising rate environment. In addition, our view that continued aggressive policy by the Fed could have negative knock-on effects on certain parts of the economy kept us positioned toward an up-in-quality bias during the year. This investment management approach was designed to keep the portfolio’s duration about a year shorter than its benchmark and underweight lower quality issuers.

Option adjusted spreads in the high-yield market moved in fits and starts throughout most of 2023. However, there was a violent, knee-jerk reaction related to the banking crisis in late Q1, which saw the OAS jumped from about 390 bps in early March to 516 bps later in the month. Yet this was short-lived, as the OAS on the High Yield Index rallied back to 390 by the end of Q2. Spreads were range bound for the remainder of the year until the aforementioned risk-on rally in November and December drove spreads substantially tighter, ending the year at 323. The yearlong tightening in OAS was most pronounced in issues rated CCC, producing a total return in 2023 of 19.8%, creating a major detraction in performance for ATPYX versus High Yield Benchmark due the Fund’s average underweight in this credit sector (3.8% vs. 10.9%). Although nearly equal weighted during the year in both B-rated and BB-rated bonds, the Fund’s shorter duration in each credit quality sector created a drag on performance versus the benchmark as well.

Throughout 2023, the Fund had varying degrees of success within the various industry sectors. A substantial underweight in Communications (4.2% vs. 14.7%), combined with Fund positions within the sector not keeping pace with the benchmark, detracted from Fund performance. Specifically, the Fund’s holdings in short duration assets such as Dish DBS bonds maturing in 2023 and Viasat Inc. bonds maturing in 2025 incrementally detracted from Fund performance versus the High Yield Index. In

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addition, the Fund’s overweight position in Consumer Cyclical names (26.7% vs. 23.3%) detracted from Fund performance, as our positions in this sector provided a total return of 9.8% compared to 16.1% for benchmark names in this sector. Once again, short duration positions such as Ford bonds maturing in 2023 and 2024, along with Caesars Entertainment maturing in 2025 incrementally detracted from Fund performance. However, Fund holdings in the Capital Goods sector such as PGT Innovations and Builders FirstSource positively contributed to the Fund’s total return, as the housing market experienced some resilience in 2023.

High Yield Market Outlook

With an unprecedented amount of uncertainty on the geopolitical front, as well as the most widely anticipated recession that has yet to be realized, investors could have been forgiven for ignoring the compelling yields provided by the high-yield market throughout most of 2023. Yet the resilience of lower-quality fixed income assets and stronger fundamental credit metrics than most market pundits forecast this late in the Fed’s hiking cycle, supported an almost “goldilocks” scenario for high-yield bond investors. However, as we enter a new calendar year, cracks beneath the surface of a relatively stable economy could be forming. Although the highly-anticipated recession could be kicked down the road a bit further as the Fed continues to walk the tight-rope of a soft-landing environment, we expect some weakness may appear in 2024. The long and variable lags of restrictive monetary policy continue to work its way through the economy and we expect this may trigger what could be classified as a “rolling recession.”

Although market participants have built in a substantial amount of easing by the Fed in 2024, inflation remains more stubborn than most anticipated and the labor market continues its remarkable resilience. Hence, we still expect the Fed to remain vigilant in its mandate for stable prices and full employment, resulting in rates remaining at current levels for a bit longer than most are forecasting. As strength of the consumer wanes and savings dwindle, some portions of the economy could experience bouts of weakness, while other sectors may be supported by various fiscal stimulus that has yet to arrive. Therefore, we believe the “everything rally” experienced in Q4 may not have tremendous staying power as we work through the many uncertainties of 2024, though the aforementioned rolling recession may allow high-yield investors to earn coupon-like returns over the next 12 months. This could likely be supported by a still fairly benign underlying credit risk environment, as J.P. Morgan Credit Research forecast the 12-month trailing par-weighted U.S. high-yield default rate for 2024 to actually tick down slightly to 2.75%.

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†	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may rise or decline due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

8 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets is used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund. Small and midsized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Fund’s portfolio managers think appropriate, and offer greater potential for gain and loss. The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

9 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila High Income Fund

The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila High Income Fund (the “Fund”) for the 10-year period ended December 31, 2023 as compared with the Bloomberg® US Corporate High Yield Total Return Index Value Unhedged† (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/06
With Maximum Sales Charge	4.52%	3.39%	3.19%	4.13%
Without Sales Charge	8.94	4.25	3.61	4.37
Class C since 6/08/06
With CDSC*	7.08	3.42	2.79	3.54
Without CDSC	8.08	3.42	2.79	3.54
Class I since 6/29/06
No Sales Charge	8.87	4.14	3.51	4.37
Class Y since 6/01/06
No Sales Charge	9.29	4.45	3.82	4.58
High Yield Index	13.44	5.37	4.60	6.51	(Class A & Y)
				6.52	(Class C)
				6.59	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

10 | Aquila Funds Trust

Aquila High Income Fund (continued)

†	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.
*	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

Aquila Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2023 as compared with a hypothetical similar-size investment in the CRSP® U.S. Mid Cap Index over the same period. Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy. The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Indices do not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any.

11 | Aquila Funds Trust

Aquila Opportunity Growth Fund (continued)

	Average Annual Total Return for periods ended December 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (commenced operations on 7/22/94)
With Maximum Sales Charge	7.59%	10.02%	7.82%	8.10%
Without Sales Charge	12.37	10.98	8.29	8.26
Class C (commenced operations on 5/01/96)
With CDSC*	10.53	10.20	7.53	7.07
Without CDSC	11.53	10.20	7.53	7.07
Class I (commenced operations on 12/01/05)
No Sales Charge	12.44	11.05	8.40	7.34
Class Y (commenced operations on 5/01/96)
No Sales Charge	12.67	11.32	8.62	8.11
CRSP® U.S. Mid Cap Index	15.98	12.73	9.44	N/A**	(Class A)
				N/A**	(Class C & Y)
				9.06**	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

*	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase
**	Index commenced on 4/01/11. Backtesting started 7/01/01.

12 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila High Income Fund and
Aquila Opportunity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila High Income Fund and Aquila Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

13 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2023

Principal Amount	Corporate Bonds (94.8%)	Value
	Banking (2.1%)
	Comerica, Inc.
$ 2,000,000	2.500%, 07/23/24	$ 1,958,781

	Basic Industry (2.9%)
	Metals and Mining (1.9%)
	Cleveland-Cliffs, Inc.
1,750,000	6.750%, 04/15/30 144A	1,774,640

	Paper (1.0%)
	Mercer International, Inc.
975,000	5.500%, 01/15/26	933,514
	Total Basic Industry	2,708,154

	Brokerage/Asset Managers/ Exchanges (1.4%)
	LPL Holdings, Inc.
1,375,000	4.625%, 11/15/27 144A	1,328,020

	Capital Goods (8.1%)
	Aerospace/Defense (1.6%)
	TransDigm, Inc.
1,500,000	6.875%, 12/15/30 144A	1,545,000

	Building Materials (3.5%)
	Builders FirstSource, Inc.
1,503,000	5.000%, 03/01/30 144A	1,451,371

	PGT Innovations, Inc.
1,866,000	4.375%, 10/01/29 144A	1,859,344
		3,310,715
	Diversified Manufacturing (3.0%)
	WESCO Distribution, Inc.
2,750,000	7.250%, 06/15/28 144A	2,826,519
	Total Capital Goods	7,682,234

14 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Principal Amount	Corporate Bonds (continued)	Value
	Communications (3.0%)
	Cable Satellite (1.6%)
	Viasat, Inc.
$ 1,550,000	5.625%, 09/15/25 144A	$ 1,511,311

	Media Entertainment (1.4%)
	ROBLOX Corp.
1,500,000	3.875%, 05/01/30 144A	1,337,655
	Total Communications	2,848,966

	Consumer Cyclical (24.6%)
	Automotive (4.5%)
	Allison Transmission, Inc.
750,000	5.875%, 06/01/29 144A	747,316
	Ford Motor Company
1,750,000	6.100%, 08/19/32	1,764,054
	Ford Motor Credit Co. LLC
1,000,000	5.584%, 03/18/24	998,633
	JB Poindexter & Co., Inc.
750,000	8.750%, 12/15/31 144A	765,000
		4,275,003
	Consumer Cyclical Services (4.6%)
	ASGN, Inc.
1,575,000	4.625%, 05/15/28 144A	1,496,253
	Cars.com, Inc.
1,850,000	6.375%, 11/01/28 144A	1,783,789
	Cushman & Wakefield US Borrower LLC
1,100,000	6.750%, 05/15/28 144A	1,094,500
		4,374,542
	Gaming (5.1%)
	Caesars Entertainment, Inc.
2,000,000	6.250%, 07/01/25 144A	2,005,438
	Churchill Downs, Inc.
1,000,000	4.750%, 01/15/28 144A	958,396
	Penn Entertainment, Inc.
500,000	5.625%, 01/15/27 144A	484,742
	VICI Properties LP/VICI Note Co., Inc.
1,500,000	4.625%, 12/01/29 144A	1,413,374
		4,861,950

15 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Cyclical (continued)
	Home Construction (1.8%)
	Century Communities, Inc.
$ 1,675,000	6.750%, 06/01/27	$ 1,693,082

	Leisure (3.2%)
	Live Nation Entertainment, Inc.
1,475,000	4.875%, 11/01/24 144A	1,461,710
	Royal Caribbean Cruises Ltd.
1,500,000	8.250%, 01/15/29 144A	1,594,046
		3,055,756
	Lodging (1.0%)
	Marriott Ownership Resorts, Inc.
1,000,000	4.750%, 01/15/28	918,570

	Restaurants (1.0%)
	Dave & Buster's, Inc.
880,000	7.625%, 11/01/25 144A	891,000

	Retailers (3.4%)
	Academy Ltd.
1,050,000	6.000%, 11/15/27 144A	1,031,191
	Bath & Body Works, Inc.
870,000	6.694%, 01/15/27	888,294
1,000,000	7.500%, 06/15/29	1,039,063
	QVC, Inc.
250,000	4.850%, 04/01/24	247,431
		3,205,979
	Total Consumer Cyclical	23,275,882

	Consumer Non-Cyclical (9.4%)
	Food and Beverage (2.7%)
	Performance Food Group, Inc.
1,075,000	6.875%, 05/01/25 144A	1,077,714
	US Foods, Inc.
1,500,000	4.750%, 02/15/29 144A	1,424,616
		2,502,330

16 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Non-Cyclical (continued)
	Healthcare (2.0%)
	IQVIA, Inc.
$ 1,150,000	5.000%, 10/15/26 144A	$ 1,139,013
750,000	6.500%, 05/15/30 144A	768,831
		1,907,844
	Supermarkets (4.7%)
	Albertsons Cos Inc/Safeway, Inc./New Albertsons LP/Albertsons LLC
1,325,000	4.625%, 01/15/27 144A	1,288,169
1,300,000	5.875%, 02/15/28 144A	1,300,872
	SEG Holding LLC/ SEG Finance Corp.
1,875,000	5.625%, 10/15/28 144A	1,882,031
		4,471,072
	Total Consumer Non-Cyclical	8,881,246

	Electric (1.7%)
	Midland Cogeneration Venture LP
1,663,223	6.000%, 03/15/25 144A	1,629,958

	Energy (14.7%)
	Independent (1.2%)
	Occidental Petroleum Corp.
1,000,000	7.500%, 05/01/31	1,121,345

	Midstream (9.8%)
	Buckeye Partners LP
1,818,000	4.350%, 10/15/24	1,781,599
	Cheniere Energy, Inc.
1,000,000	4.625%, 10/15/28	976,129
	Energy Transfer LP
1,100,000	5.750%, 04/01/25	1,100,440
1,000,000	8.000%, 04/01/29 144A	1,040,600
	Global Partners LP/GLP Finance Corp.
1,175,000	7.000%, 08/01/27	1,148,692
	New Fortress Energy, Inc.
3,300,000	6.750%, 09/15/25 144A	3,273,670
		9,321,130

17 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Principal Amount	Corporate Bonds (continued)	Value
	Energy (continued)
	Oil Field Services (3.7%)
	Transocean Titan Financing Ltd.
$ 1,750,000	8.375%, 02/01/28 144A	$ 1,815,603
	USA Compression Partners LP/USA Compression Finance Corp.
1,700,000	6.875%, 04/01/26	1,692,830
		3,508,433
	Total Energy	13,950,908

	Finance Companies (5.1%)
	Fortress Transportation and Infrastructure Investors LLC
1,492,000	6.500%, 10/01/25 144A	1,487,223
2,250,000	9.750%, 08/01/27 144A	2,340,000
	OneMain Finance Corp.
1,000,000	9.000%, 01/15/29	1,057,229
	Total Finance Companies	4,884,452

	Other Financial (1.5%)
	The Howard Hughes Corp.
980,000	5.375%, 08/01/28 144A	941,903
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
500,000	4.750%, 09/15/24	496,954
	Total Other Financial	1,438,857

	Other Industrial (2.1%)
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/25 144A	1,951,505

	REITs (4.1%)
	Other REITs (4.1%)
	Rithm Capital Corp.
2,163,000	6.250%, 10/15/25 144A	2,129,041
	XHR LP
1,800,000	6.375%, 08/15/25 144A	1,795,437
	Total REITs	3,924,478

18 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Principal Amount	Corporate Bonds (continued)	Value
	Technology (7.8%)
	Black Knight InfoServ LLC
$ 750,000	3.625%, 09/01/28 144A	$ 713,048
	Coherent Corp.
1,750,000	5.000%, 12/15/29 144A	1,662,071
	Elastic NV
1,500,000	4.125%, 07/15/29 144A	1,377,370
	Iron Mountain, Inc.
1,375,000	5.250%, 03/15/28 144A	1,336,840
	Iron Mountain Information Management Services, Inc.
1,000,000	5.000%, 07/15/32 144A	915,978
	Zoominfo Technologies LLC/Zoominfo Finance Corp.
1,500,000	3.875%, 02/01/29 144A	1,360,492
	Total Technology	7,365,799

	Transportation (6.3%)
	Airlines (2.5%)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
1,666,667	5.500%, 04/20/26 144A	1,654,644
	United Airlines, Inc.
750,000	4.375%, 04/15/26 144A	730,804
		2,385,448
	Railroads (2.2%)
	Watco Cos. LLC / Watco Finance Corp.
2,050,000	6.500%, 06/15/27 144A	2,050,000

	Transportation Services (1.6%)
	Cargo Aircraft Management, Inc.
1,650,000	4.750%, 02/01/28 144A	1,510,097
	Total Transportation	5,945,545
	Total Corporate Bonds (cost $90,310,380)	89,774,785

19 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Short-Term Investment (3.9%)		Value
3,718,051	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.25%* (cost $3,718,051)		$ 3,718,051

	Total Investments (cost $94,028,431 - note 4)	98.7%	93,492,836
	Other assets less liabilities	1.3	1,266,488
	Net Assets	100.0%	$ 94,759,324

* The rate is an annualized seven-day yield at period end.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $69,958,145 or 73.8% of net assets.

20 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Portfolio Distribution (unaudited)	Percent of Investments
Aerospace/Defense	1.7%
Airlines	2.6
Automotive	4.8
Banking	2.2
Brokerage/Asset Managers/ Exchanges	1.5
Building Materials	3.7
Cable Satellite	1.7
Consumer Cyclical Services	4.9
Diversified Manufacturing	3.1
Electric	1.8
Finance Companies	5.4
Food and Beverage	2.8
Gaming	5.4
Healthcare	2.1
Home Construction	1.9
Independent	1.2
Leisure	3.4
Lodging	1.0
Media Entertainment	1.5
Metals and Mining	2.0
Midstream	10.4
Oil Field Services	3.9
Other Financial	1.6
Other Industrial	2.2
Other REITs	4.4
Paper	1.0
Railroads	2.3
Restaurants	1.0
Retailers	3.6
Supermarkets	5.0
Technology	8.2
Transportation Services	1.7
100.0%

See accompanying notes to financial statements.

21 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2023

Shares	Common Stocks (98.0%)	Market Value
	Communication Services (7.4%)
	Entertainment (3.6%)
16,000	Take-Two Interactive Software, Inc.+	$ 2,575,200
36,000	ROBLOX Corp.	1,645,920
		4,221,120
	Interactive Media & Services (3.8%)
243,000	ZoomInfo Technologies, Inc.+	4,493,070
	Total Communication Services	8,714,190

	Consumer Discretionary (5.8%)
	Automobile Components (0.6%)
8,000	Aptiv PLC	717,760

	Automobiles (0.5%)
50,000	Ford Motor Co.	609,500

	Hotels, Restaurants & Leisure (1.8%)
45,000	Caesars Entertainment, Inc.+	2,109,600

	Leisure Products (1.3%)
80,000	Mattel, Inc.+	1,510,400

	Specialty Retail (1.6%)
13,000	Dick's Sporting Goods, Inc.	1,910,350
	Total Consumer Discretionary	6,857,610

	Consumer Staples (1.1%)
	Food Products (1.1%)
36,000	The Kraft Heinz Co.	1,331,280
	Total Consumer Staples	1,331,280

	Energy (7.1%)
	Energy Equipment & Services (0.5%)
18,000	Halliburton Co.	650,700

22 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Common Stocks (continued)	Market Value
	Energy (continued)
	Oil, Gas & Consumable Fuels (6.6%)
5,000	Cheniere Energy, Inc.	$ 853,550
5,000	Hess Corp.	720,800
24,000	Occidental Petroleum Corp.	1,433,040
10,000	Phillips 66	1,331,400
7,000	Pioneer Natural Resources Co.	1,574,160
14,000	Valero Energy Corp.	1,820,000
		7,732,950
	Total Energy	8,383,650

	Financials (9.8%)
	Banks (3.3%)
70,000	First Horizon Corp.	991,200
53,000	Huntington Bancshares, Inc.	674,160
5,000	M&T Bank Corp.	685,400
14,000	Webster Financial Corp.	710,640
18,000	Zions Bancorp NA	789,660
		3,851,060
	Capital Markets (4.3%)
9,000	The Bank of New York Mellon Corp.	468,450
9,000	Cboe Global Markets, Inc.	1,607,040
6,000	CME Group, Inc.	1,263,600
6,000	LPL Financial Holdings, Inc.	1,365,720
5,000	State Street Corp.	387,300
		5,092,110
	Insurance (2.2%)
40,000	MetLife, Inc.	2,645,200
	Total Financials	11,588,370

	Health Care (14.3%)
	Biotechnology (2.5%)
3,000	Alnylam Pharmaceuticals, Inc.+	574,230
3,000	Biogen, Inc.+	776,310
13,000	BioMarin Pharmaceutical, Inc.+	1,253,460
3,000	Moderna, Inc.	298,350
		2,902,350

23 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Common Stocks (continued)	Market Value
	Health Care (continued)
	Health Care Equipment & Supplies (5.0%)
28,000	Dexcom, Inc.	$ 3,474,520
2,000	IDEXX Laboratories, Inc.+	1,110,100
6,000	Insulet Corp.	1,301,880
		5,886,500
	Health Care Providers & Services (2.1%)
3,000	McKesson Corp.	1,388,940
8,000	Quest Diagnostics, Inc.	1,103,040
		2,491,980
	Life Sciences Tools & Services (4.7%)
28,000	Avantor, Inc.+	639,240
25,000	Illumina, Inc.+	3,481,000
6,000	IQVIA Holdings, Inc.+	1,388,280
		5,508,520
	Total Healthcare	16,789,350

	Industrials (12.9%)
	Aerospace & Defense (2.3%)
12,000	AeroVironment, Inc.+	1,512,480
44,000	Archer Aviation, Inc.	270,160
2,000	Northrop Grumman Corp.	936,280
		2,718,920
	Commercial Services & Supplies (1.7%)
12,000	Republic Services, Inc.	1,978,920

	Construction & Engineering (1.1%)
6,000	Quanta Services, Inc.	1,294,800

	Electrical Equipment (2.9%)
9,000	Encore Wire Corp.	1,922,400
4,000	Rockwell Automation, Inc.	1,241,920
20,000	Shoals Technologies Group, Inc.+	310,800
		3,475,120
	Machinery (2.1%)
35,000	Allison Transmission Holdings, Inc.	2,035,250
4,000	Xylem, Inc.	457,440
		2,492,690

24 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Common Stocks (continued)	Market Value
	Industrials (continued)
	Professional Services (1.0%)
5,000	Verisk Analytics, Inc.	$ 1,194,300

	Trading Companies & Distributors (1.8%)
12,000	WESCO International, Inc.	2,086,560
	Total Industrials	15,241,310

	Information Technology (25.7%)
	Communications Equipment (1.4%)
7,000	Arista Networks, Inc.+	1,648,570

	Electronic Equipment/Instrument (1.2%)
33,000	Coherent Corp.+	1,436,490

	Semiconductors & Semiconductor Equipment (12.8%)
40,000	Ambarella, Inc.+	2,451,600
31,000	ARM Holdings PLC+	2,329,495
10,000	Enphase Energy, Inc.	1,321,400
7,000	First Solar, Inc.	1,205,960
42,000	Impinj, Inc.+	3,781,260
36,000	Micron Technology, Inc.	3,072,240
29,000	PDF Solutions, Inc.+	932,060
		15,094,015
	Software (10.1%)
6,000	Cadence Design Systems, Inc.+	1,634,220
4,000	CommVault Systems, Inc.+	319,400
19,000	Elastic NV+	2,141,300
20,000	Splunk, Inc.+	3,047,000
2,000	Synopsys, Inc.+	1,029,820
8,000	Workday, Inc.+	2,208,480
7,000	Zscaler, Inc.+	1,550,920
		11,931,140
	Technology Hardware, Storage & Peripherals (0.2%)
15,000	IonQ, Inc.+	185,850
	Total Information Technology	30,296,065

25 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Common Stocks (continued)	Market Value
	Materials (5.8%)
	Chemicals (1.0%)
8,000	Albemarle Corp.	$ 1,155,840

	Construction Materials (1.3%)
3,000	Martin Marietta Materials, Inc.	1,496,730

	Metals & Mining (3.5%)
80,000	Barrick Gold Corp.	1,447,200
316,000	Lithium Americas Corp.+	2,022,400
6,000	Steel Dynamics, Inc.	708,600
		4,178,200
	Total Materials	6,830,770

	Real Estate (6.1%)
	Equity Real Estate Investment (3.3%)
3,000	AvalonBay Communities, Inc.	561,660
20,000	Crown Castle, Inc.	2,303,800
34,000	VICI Properties, Inc.	1,083,920
		3,949,380
	Office REITS (1.1%)
10,000	Alexandria Real Estate Equities, Inc.	1,267,700

	Specialized REITS (1.7%)
6,000	American Tower Corp.	1,295,280
10,000	Iron Mountain, Inc.	699,800
		1,995,080
	Total Real Estate	7,212,160

	Utilities (2.0%)
	Multi-Utilities (2.0%)
10,000	CMS Energy Corp.	580,700
29,000	Public Service Enterprise Group, Inc.	1,773,350
		2,354,050
	Total Utilities	2,354,050
	Total Common Stocks (cost $86,746,036)	115,598,805

26 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Shares	Short-Term Investment (2.2%)		Market Value
2,533,886	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.25%* (cost $2,533,886)		$ 2,533,886

	Total Investments (cost $89,263,500 - note 4)	100.2%	118,132,691
	Other assets less liabilities	(0.2)	(219,564)
	Net Assets	100.0%	$ 117,913,127

+ Non-income producing security.
* The rate is an annualized seven-day yield at period end.

27 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2023

Portfolio Distribution (unaudited)	Percent of Common Stocks
Aerospace & Defense	2.4%
Automobile Components	0.6
Automobiles	0.5
Banks	3.3
Biotechnology	2.5
Capital Markets	4.4
Chemicals	1.0
Commercial Services & Supplies	1.7
Communications Equipment	1.4
Construction & Engineering	1.1
Construction Materials	1.3
Electrical Equipment	3.0
Electronic Equipment/Instrument	1.2
Energy Equipment & Services	0.6
Entertainment	3.6
Equity Real Estate Investment	3.4
Food Products	1.2
Health Care Equipment & Supplies	5.1
Health Care Providers & Services	2.2
Hotels, Restaurants & Leisure	1.8
Insurance	2.3
Interactive Media & Services	3.9
Leisure Products	1.3
Life Sciences Tools & Services	4.8
Machinery	2.2
Metals & Mining	3.6
Multi-Utilities	2.0
Office REITS	1.1
Oil, Gas & Consumable Fuels	6.7
Professional Services	1.0
Semiconductors & Semiconductor Equipment	13.1
Software	10.3
Specialized REITS	1.7
Specialty Retail	1.7
Technology Hardware, Storage & Peripherals	0.2
Trading Companies & Distributors	1.8
100.0%

See accompanying notes to financial statements.

28 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2023

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
ASSETS
Investments at value (cost $94,028,431 and $89,263,500 respectively)	$93,492,836	$118,132,691
Receivable for interest and dividends	1,419,570	134,620
Receivable for Fund shares sold	168,740	35,790
Other assets	30,115	17,423
Total assets	95,111,261	118,320,524
LIABILITIES
Payable for Fund shares redeemed	173,161	184,237
Transfer and shareholder servicing fees	29,825	38,662
Dividends payable	40,766	—
Management fees payable	21,600	88,084
Distribution and service fees payable	122	385
Accrued expenses	86,463	96,029
Total liabilities	351,937	407,397
NET ASSETS	$94,759,324	$117,913,127
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$116,502	$27,520
Additional paid-in capital	104,195,204	90,055,274
Total distributable earnings (losses)	(9,552,382)	27,830,333
	$94,759,324	$117,913,127
CLASS A
Net Assets	$31,806,730	$60,429,384
Capital shares outstanding	3,912,581	1,484,856
Net asset value and redemption price per share	$8.13	$40.70
Maximum offering price per share (100/96 of $8.13 and 100/95.75 of $40.70, respectively, adjusted to the nearest cent)	$8.47	$42.51
CLASS C
Net Assets	$1,064,331	$2,511,673
Capital shares outstanding	130,891	99,508
Net asset value and redemption price per share	$8.13	$25.24
CLASS I
Net Assets	$631,499	$670,825
Capital shares outstanding	77,794	15,362
Net asset value, offering and redemption price per share	$8.12	$43.67
CLASS Y
Net Assets	$61,256,764	$54,301,245
Capital shares outstanding	7,528,965	1,152,324
Net asset value, offering and redemption price per share	$8.14	$47.12

See accompanying notes to financial statements.

29 | Aquila Funds Trust

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2023

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
Investment Income
Interest income	$5,440,783	$205,788
Dividend income
(net of foreign tax withheld of $0 and $8,300, respectively)	—	1,968,455
Total investment income	5,440,783	2,174,243

Expenses
Management fees (note 3)	636,648	1,095,450
Distribution and service fees (note 3)	78,374	221,327
Transfer and shareholder servicing agent fees (note 3)	128,976	161,041
Trustees’ fees and expenses	123,419	149,376
Legal fees	84,183	103,988
Fund accounting fees	67,812	65,978
Registration fees and dues	64,119	63,446
Auditing and tax fees	20,901	28,400
Shareholders’ reports	20,125	33,054
Compliance services (note 3)	10,278	10,267
Custodian fees	5,964	9,719
Insurance	5,654	7,161
Line of credit commitment fee (note 9)	3,249	4,191
Miscellaneous	22,542	47,155
Total expenses	1,272,244	2,000,553
Management fee waived and/or reimbursed expenses (note 3)	(213,578)	—
Net expenses	1,058,666	2,000,553

Net investment income (loss)	4,382,117	173,690

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(3,670,772)	(898,526)
Change in unrealized appreciation (depreciation) on investments	7,662,642	14,413,404

Net realized and unrealized gain (loss) on investments	3,991,870	13,514,878
Net change in net assets resulting from operations	$8,373,987	$13,688,568

See accompanying notes to financial statements.

30 | Aquila Funds Trust

AQUILA HIGH INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS
Net investment income	$4,382,117	$4,718,642
Net realized gain (loss) from securities transactions	(3,670,772)	(3,981,947)
Change in unrealized appreciation (depreciation) on investments	7,662,642	(9,404,415)
Change in net assets resulting from operations	8,373,987	(8,667,720)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,501,842)	(1,476,719)

Class C Shares	(43,925)	(65,108)

Class I Shares	(30,069)	(34,187)

Class Y Shares	(3,006,909)	(3,636,101)

Change in net assets from distributions	(4,582,745)	(5,212,115)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	18,111,171	22,282,106
Reinvested dividends and distributions	4,003,190	4,547,680
Cost of shares redeemed	(32,526,850)	(74,667,288)
Net decrease in net assets from capital share transactions	(10,412,489)	(47,837,502)
Change in net assets	(6,621,247)	(61,717,337)

NET ASSETS:
Beginning of period	101,380,571	163,097,908
End of period	$94,759,324	$101,380,571

See accompanying notes to financial statements.

31 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS
Net investment income (loss)	$173,690	$(157,141)
Net realized gain (loss) from securities transactions	(898,526)	6,419,400
Change in unrealized appreciation (depreciation) on investments	14,413,404	(35,898,369)
Change in net assets resulting from operations	13,688,568	(29,636,110)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	—	(6,332,075)

Class C Shares	—	(702,275)

Class I Shares	—	(117,667)

Class Y Shares	—	(5,154,912)

Change in net assets from distributions	—	(12,306,929)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	8,342,991	17,041,796
Reinvested dividends and distributions	—	11,449,562
Cost of shares redeemed	(34,742,625)	(65,214,348)
Net decrease in net assets from capital share transactions	(26,399,634)	(36,722,990)
Change in net assets	(12,711,066)	(78,666,029)

NET ASSETS:
Beginning of period	130,624,193	209,290,222
End of period	$117,913,127	$130,624,193

See accompanying notes to financial statements.

32 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

1. Organization

Aquila Funds Trust (the “Trust”), a Massachusetts business trust, is comprised of two series: Aquila High Income Fund and Aquila Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemption within 18 months of purchase. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge (“CDSC”); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no CDSC and no distribution fee. While each Fund registered Class F Shares effective April 3, 2017, there were no Class F Shares outstanding as of December 31, 2023.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

33 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. For purposes of the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Funds Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC, as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

34 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2023:

Valuation Inputs	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices — Common Stocks, Mutual Funds, and Short-Term Investments	$3,718,051	$118,132,691
Level 2 – Other Significant Observable Inputs	89,774,785	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$93,492,836	$118,132,691
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.
e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2020-2022) or expected to be taken in the Funds’ 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

35 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, there were no items for either Fund identified that have been reclassified among components of net assets.
i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. Under each Advisory and Administrative Agreement, the Manager provides all portfolio management and administrative services to the respective Fund. The Manager’s services include providing the offices of the Funds and all related services and overseeing all the various support organizations to the Funds such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

The Manager has contractually undertaken to waive fees and/or reimburse expenses of Aquila High Income Fund (other than portfolio transaction and other investment related costs, prime broker fees and expenses, interest expense, dividend expenses related to short sales if any, and acquired fund fees and expenses) so that total Fund expenses will not exceed 1.20% for Class A shares, 2.00% for Class C shares, 0.93% for Class F Shares, 1.30% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2024 and the arrangement may not be terminated without the approval of the Board of Trustees. For the year ended December 31, 2023, the Fund incurred management fees of $636,648 of which $213,578 was waived. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of the reimbursed expenses or waived fees, the Manager may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by the Fund to the Manager.

For its services to Aquila Opportunity Growth Fund, the Manager was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for compliance related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

36 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

For the year ended December 31, 2023, these payments were as follows:

	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila High Income Fund	0.20%	$65,836	$3,191
Aquila Opportunity Growth Fund	0.30%	$186,695	$7,306

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2023, these payments were as follows:

	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila High Income Fund	$8,800	$2,933	$2,962
Aquila Opportunity Growth Fund	$25,184	$8,395	$8,353

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

37 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

With respect to Aquila High Income Fund, for the year ended December 31, 2023, these payments were made at the average annual rate of 0.37% (0.12% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $2,481 of which $805 related to the Plan and $1,676 related to the Shareholder Services Plan.

With respect to Aquila Opportunity Growth Fund, for the year ended December 31, 2023, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $3,445 of which $1,053 related to the Plan and $2,392 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor), Fund shares are sold primarily through the facilities of these financial intermediaries with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended December 31, 2023, Aquila High Income Fund's total commissions on sales of Class A Shares amounted to $14,698 of which the Distributor received $2,878. For the year ended December 31, 2023, Aquila Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $19,302 of which the Distributor received $1,930.

c)	Transfer and shareholder servicing fees:

The Funds compensates certain financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila High Income Fund

During the year ended December 31, 2023, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $30,059,976 and $43,065,675, respectively.

At December 31, 2023, the aggregate tax cost for all securities was $94,484,720. At December 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $830,317 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,822,201 for a net unrealized depreciation of $991,884.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

Aquila Opportunity Growth Fund

During the year ended December 31, 2023, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $126,811,621 and $153,601,188, respectively.

At December 31, 2023, the aggregate tax cost for all securities was $90,114,376. At December 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $29,835,357 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,817,042 for a net unrealized appreciation of $28,018,315.

5. Portfolio Orientation

Aquila High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

6. Capital Share Transactions

Transactions in Capital Shares of the Funds were as follows:

Aquila High Income Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	390,650	$3,094,440	888,585	$7,096,566
Reinvested distributions	170,936	1,351,964	163,731	1,300,924
Cost of shares redeemed	(1,184,456)	(9,355,639)	(1,054,609)	(8,378,152)
Net change	(622,870)	(4,909,235)	(2,293)	19,338
Class C Shares
Proceeds from shares sold	27,580	218,949	29,838	247,912
Reinvested distributions	5,368	42,446	7,522	60,124
Cost of shares redeemed	(72,165)	(569,210)	(212,068)	(1,697,824)
Net change	(39,217)	(307,815)	(174,708)	(1,389,788)
Class I Shares
Proceeds from shares sold	995	7,843	13,493	113,040
Reinvested distributions	3,192	25,216	3,428	27,244
Cost of shares redeemed	(27,375)	(216,025)	(23,468)	(187,476)
Net change	(23,188)	(182,966)	(6,547)	(47,192)
Class Y Shares
Proceeds from shares sold	1,869,993	14,789,939	1,846,342	14,824,588
Reinvested distributions	326,344	2,583,564	395,267	3,159,388
Cost of shares redeemed	(2,838,986)	(22,385,976)	(8,023,504)	(64,403,836)
Net change	(642,649)	(5,012,473)	(5,781,895)	(46,419,860)
Total transactions in Fund shares	(1,327,924)	$(10,412,489)	(5,965,443)	$(47,837,502)

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

Aquila Opportunity Growth Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	72,561	$2,711,892	196,847	$8,178,957
Reinvested distributions	—	—	155,616	5,820,053
Cost of shares redeemed	(399,273)	(14,817,808)	(379,180)	(15,422,225)
Net change	(326,712)	(12,105,916)	(26,717)	(1,423,215)
Class C Shares
Proceeds from shares sold	2,495	58,114	13,071	345,907
Reinvested distributions	—	—	28,957	676,732
Cost of shares redeemed	(103,616)	(2,413,028)	(301,075)	(8,243,066)
Net change	(101,121)	(2,354,914)	(259,047)	(7,220,427)
Class I Shares
Proceeds from shares sold	3,288	129,777	1,110	49,393
Reinvested distributions	—	—	2,801	112,338
Cost of shares redeemed	(21,214)	(853,168)	(31,543)	(1,364,832)
Net change	(17,926)	(723,391)	(27,632)	(1,203,101)
Class Y Shares
Proceeds from shares sold	126,665	5,443,207	176,940	8,467,539
Reinvested distributions	—	—	112,125	4,840,439
Cost of shares redeemed	(389,405)	(16,658,620)	(849,957)	(40,184,225)
Net change	(262,740)	(11,215,413)	(560,892)	(26,876,247)
Total transactions in Fund shares	(708,499)	$(26,399,634)	(874,288)	$(36,722,990)

7. Income Tax Information and Distributions

Aquila High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023 or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

At December 31, 2023, Aquila High Income Fund had capital loss carryover of $7,911,835 of which $2,739,894 retains its character of short-term and $5,171,941 retains its character of long-term; both have no expiration. At December 31, 2023, Aquila Opportunity Growth Fund had capital loss carryover of $361,672 which retains its character of short-term.

The tax character of distributions:

	Aquila High Income Fund		Aquila Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Ordinary Income	$4,582,745	$5,212,115	$—	$1,547,859
Long term capital gain	—	—	—	10,759,069
	$4,582,745	$5,212,115	$—	$12,306,928

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Aquila High Income Fund	Aquila Opportunity Growth Fund
Ordinary Income	$2,549	$173,690
Accumulated net realized gain (loss)	(7,911,835)	(361,672)
Post-October losses	(651,212)	—
Unrealized appreciation (depreciation)	(991,884)	28,018,315
	$(9,552,382)	$27,830,333

For both Funds, the difference between cost and unrealized appreciation for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of December 31, 2023, Aquila High Income Fund incurred post-October losses of $651,212 and elected to defer such capital losses. Capital losses incurred after October 31st within the fiscal year are deemed to arise on the first business day of the following year for tax purposes.

8. Securities Traded on a When-Issued Basis

Aquila High Income Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

9. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2024 (per the August 24, 2023 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the year ended December 31, 2023.

10. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Funds’ securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely

43 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Funds’ investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Funds’ investments.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Funds’ assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from fixed income funds.

44 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2023

Investments in the Funds are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Fund’s Manager thinks appropriate, and offer greater potential for gain and loss. The Funds may invest in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

These risks may result in share price volatility.

45 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.30	0.30	0.30	0.27
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	—	0.33	0.31
Total from investment operations	0.68	(0.47)	0.30	0.63	0.58
Less distributions (note 7):
Dividends from net investment income	(0.36)	(0.33)	(0.34)	(0.33)	(0.31)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.36)	(0.33)	(0.38)	(0.33)	(0.31)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.69	$8.39
Total return (not reflecting sales charge)	8.94%	(5.49)%	3.57%	7.74%	7.16%
Ratios/supplemental data
Net assets, end of period (in thousands)	$31,807	$35,419	$39,082	$39,982	$41,876
Ratio of expenses to average net assets	1.20%	1.19%	1.18%	1.21%	1.20%
Ratio of net investment income to average net assets	4.35%	3.69%	3.51%	3.60%	3.24%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were (note 3):

Ratio of expenses to average net assets	1.42%	1.40%	1.18%	1.21%	1.20%
Ratio of investment income to average net assets	4.13%	3.48%	3.51%	3.60%	3.24%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

46 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.28	0.23	0.24	0.23	0.20
Net gain (loss) on securities (both realized and unrealized)	0.34	(0.77)	(0.01)	0.34	0.31
Total from investment operations	0.62	(0.54)	0.23	0.57	0.51
Less distributions (note 7):
Dividends from net investment income	(0.30)	(0.26)	(0.28)	(0.26)	(0.24)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.30)	(0.26)	(0.32)	(0.26)	(0.24)
Net asset value, end of period	$8.13	$7.81	$8.61	$8.70	$8.39
Total return (not reflecting CDSC)	8.08%	(6.24)%	2.62%	7.00%	6.31%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,064	$1,329	$2,970	$4,256	$4,833
Ratio of expenses to average net assets	2.00%	2.00%	1.98%	2.01%	1.99%
Ratio of net investment income to average net assets	3.54%	2.83%	2.72%	2.79%	2.44%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were (note 3):

Ratio of expenses to average net assets	2.21%	2.17%	1.98%	2.01%	1.99%
Ratio of investment income to average net assets	3.32%	2.66%	2.72%	2.79%	2.44%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

47 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.80	$8.61	$8.70	$8.39	$8.12
Income (loss) from investment operations:
Net investment income(1)	0.34	0.29	0.30	0.30	0.26
Net gain (loss) on securities (both realized and unrealized)	0.33	(0.78)	(0.01)	0.34	0.31
Total from investment operations	0.67	(0.49)	0.29	0.64	0.57
Less distributions (note 7):
Dividends from net investment income	(0.35)	(0.32)	(0.34)	(0.33)	(0.30)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.35)	(0.32)	(0.38)	(0.33)	(0.30)
Net asset value, end of period	$8.12	$7.80	$8.61	$8.70	$8.39
Total return	8.87%	(5.70)%	3.37%	7.79%	7.08%
Ratios/supplemental data
Net assets, end of period (in thousands)	$631	$788	$926	$1,239	$1,174
Ratio of expenses to average net assets	1.27%	1.28%	1.25%	1.28%	1.27%
Ratio of net investment income to average net assets	4.28%	3.59%	3.42%	3.56%	3.16%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were (note 3):

Ratio of expenses to average net assets	1.46%	1.46%	1.25%	1.28%	1.27%
Ratio of investment income to average net assets	4.10%	3.41%	3.42%	3.56%	3.16%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.81	$8.61	$8.69	$8.40	$8.13
Income (loss) from investment operations:
Net investment income(1)	0.36	0.31	0.32	0.32	0.29
Net gain (loss) on securities (both realized and unrealized)	0.35	(0.77)	—	0.32	0.30
Total from investment operations	0.71	(0.46)	0.32	0.64	0.59
Less distributions (note 7):
Dividends from net investment income	(0.38)	(0.34)	(0.36)	(0.35)	(0.32)
Distributions from capital gains	—	—	(0.04)	—	—
Total distributions	(0.38)	(0.34)	(0.40)	(0.35)	(0.32)
Net asset value, end of period	$8.14	$7.81	$8.61	$8.69	$8.40
Total return	9.29%	(5.30)%	3.77%	7.82%	7.37%
Ratios/supplemental data
Net assets, end of period (in thousands)	$61,257	$63,845	$120,120	$136,978	$123,094
Ratio of expenses to average net assets	1.00%	1.00%	0.98%	1.01%	1.00%
Ratio of net investment income to average net assets	4.56%	3.86%	3.71%	3.81%	3.44%
Portfolio turnover rate	34%	9%	118%	347%	124%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers and/or reimbursed expenses, were (note 3):

Ratio of expenses to average net assets	1.22%	1.18%	0.98%	1.01%	1.00%
Ratio of investment income to average net assets	4.34%	3.67%	3.71%	3.81%	3.44%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.22	$46.98	$51.86	$50.62	$40.84
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01	(0.08)	(0.48)	(0.29)	(0.17)
Net gain (loss) on securities (both realized and unrealized)	4.47	(6.97)	10.56	3.94	14.50
Total from investment operations	4.48	(7.05)	10.08	3.65	14.33
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$40.70	$36.22	$46.98	$51.86	$50.62
Total return (not reflecting sales charge)	12.37%	(15.25)%	21.53%	7.39%	35.47%
Ratios/supplemental data
Net assets, end of period (in thousands)	$60,429	$65,619	$86,364	$76,508	$94,879
Ratio of expenses to average net assets	1.75%	1.67%	1.49%	1.54%	1.49%
Ratio of net investment income (loss) to average net assets	0.02%	(0.19)%	(0.88)%	(0.63)%	(0.35)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

50 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.63	$31.15	$39.10	$39.00	$32.49
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.16)	(0.27)	(0.65)	(0.47)	(0.41)
Net gain (loss) on securities (both realized and unrealized)	2.77	(4.54)	7.66	2.98	11.47
Total from investment operations	2.61	(4.81)	7.01	2.51	11.06
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$25.24	$22.63	$31.15	$39.10	$39.00
Total return (not reflecting CDSC)	11.53%	(15.81)%	20.64%	6.67%	34.51%
Ratios/supplemental data
Net assets, end of period (in thousands)	$2,512	$4,539	$14,321	$23,795	$36,697
Ratio of expenses to average net assets	2.44%	2.34%	2.19%	2.24%	2.20%
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.97)%	(1.61)%	(1.34)%	(1.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$38.84	$50.04	$54.36	$52.90	$42.49
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.09)	(0.48)	(0.27)	(0.14)
Net gain (loss) on securities (both realized and unrealized)	4.81	(7.40)	11.12	4.14	15.10
Total from investment operations	4.83	(7.49)	10.64	3.87	14.96
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$43.67	$38.84	$50.04	$54.36	$52.90
Total return	12.44%	(15.19)%	21.56%	7.49%	35.57%
Ratios/supplemental data
Net assets, end of period (in thousands)	$671	$1,293	$3,049	$3,285	$4,292
Ratio of expenses to average net assets	1.67%	1.60%	1.44%	1.47%	1.43%
Ratio of net investment income (loss) to average net assets	0.06%	(0.19)%	(0.84)%	(0.55)%	(0.27)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

52 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.82	$53.42	$57.00	$55.24	$44.11
Income (loss) from investment operations:
Net investment income (loss)(1)	0.14	0.04	(0.37)	(0.17)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	5.16	(7.93)	11.75	4.34	15.70
Total from investment operations	5.30	(7.89)	11.38	4.17	15.68
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	(3.71)	(14.96)	(2.41)	(4.55)
Total distributions	—	(3.71)	(14.96)	(2.41)	(4.55)
Net asset value, end of period	$47.12	$41.82	$53.42	$57.00	$55.24
Total return	12.67%	(14.98)%	21.88%	7.71%	35.90%
Ratios/supplemental data
Net assets, end of period (in thousands)	$54,301	$59,173	$105,557	$126,001	$179,349
Ratio of expenses to average net assets	1.45%	1.36%	1.19%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	0.32%	0.09%	(0.60)%	(0.33)%	(0.05)%
Portfolio turnover rate	107%	102%	99%	69%	88%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

53 | Aquila Funds Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Funds Trust (“AFT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AFT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 2, 2023 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2022 through April 30, 2023 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

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Additional Information (unaudited)

Trustees(1)

and Officers

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee (4)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

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Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	3	Formerly Trustee, American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021; Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

56 | Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

57 | Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Pedro V. Marcal New York, NY (1966)	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021; Founder and Owner of Maccabee, LLC, 2012 to September 2021; Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. 2018-2019; mutual fund global and international portfolio manager at Fred Alger Management, Inc. 2013-2018; portfolio manager at Allianz Global Investors 1994-2012.

John P. McPeake New York, NY (1964)	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021; senior analyst at Rosenblatt Securities March 2021 to September 2021; technology, media and telecom analyst at 7Park Data from January 2020 to March 2021; global technology analyst at Foresters Investment Management Co. 2018-2019; global technology portfolio manager at Devi Asset Management 2015-2018; global senior technology analyst at Fred Alger Management 2007-2015.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

58 | Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

David M. Schiffman New York, NY (1964)	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021; Chief Investment Officer and Senior Portfolio Manager of The Terra Group 2020 to September 2021; Director of Insurance Investing at Foresters Investment Management Co. 2017- 2019; senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management 2011-2017; risk manager and senior compliance officer at UBS International 2005-2011; director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ 2000-2005; portfolio manager at GRE Insurance Group 1996-1999.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Steven Yang New York, NY (1974)	Assistant Vice President of Aquila Funds Trust since October 2021	Assistant Vice President and Equity/Fixed Income Fundamental Analyst, Aquila Funds Trust since October 2021; Vice President, Industrials Sector Specialist, ICR, Inc.; February 2021 – September, 2021; Industrials & Healthcare Research Analyst, 7Park Data, December 2019 – February 2021; Vice President of Finance, Avara / TriRx Active Pharmaceutical Services, June 2018 – June 2020; Equity Research Analyst, Schroders Investment Management, September 2016 – December 2017; Vice President, Investments, Fred Alger Management Inc., February 2005 – August 2016; Decision Planning Analyst, Stanford University Medical Center, December 2001- January 2005.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

59 | Aquila Funds Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

60 | Aquila Funds Trust

Additional Information (unaudited):

Aquila High Income Fund (the “Fund”):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on September 11, 2023 and in person on September 22, 2023 to review and discuss the contract review materials that were provided in advance of the September 11, 2023 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 22, 2023, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2024. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered the Manager’s personnel who provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s portfolio managers, Messrs. David Schiffman and Pedro Marcal, and the other members of the portfolio management team, Messrs. John McPeake and Steven Yang.

61 | Aquila Funds Trust

The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the High Yield Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Total Return Index Value Unhedged.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the one and five-year periods ended June 30, 2023, but lower than average total return of the funds in the Morningstar Category for the three and ten-year periods ended June 30, 2023. They noted that the Fund’s average annual return for the five-year period was in the second quintile and that its average annual return for the one, three and ten-year periods ended June 30, 2023 was in the third quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund’s average annual total return was lower than the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30 2023. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund outperformed both the average total return of the funds in the Morningstar Category and the total return of its benchmark index for 2022. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees considered that the Fund’s portfolio management team had assumed the day-to-day management of the Fund on October 1, 2021. They also considered the changes made by the Fund’s portfolio management team to the Fund’s portfolio since October 1, 2021.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 21 funds in the Fund’s expense group (the “Expense

62 | Aquila Funds Trust

Group”), as selected by the independent consultant (the Fund and 20 other High Yield Bond funds categorized by Morningstar, Inc. with portfolio assets ranging between $60 million and $295 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the third quintile relative to the management fees paid by the other funds in its Expense Group and equal to the median net management fee of the funds in the Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was below the average contractual advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and up to $6 billion in assets), but above the median contractual advisory fee of the funds in the Morningstar Category (at all asset levels).

The Trustees considered that the Fund’s net total expenses for the most recent fiscal year were in the fifth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees noted that the Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.20% for Class A Shares, 2.00% for Class C Shares, 0.93% for Class F Shares, 1.30% for Class I shares and 1.00% for Class Y Shares. These expense limitations are in effect until April 30, 2024. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for those funds were lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

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The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered and discussed the report of the financial review committee of the Fund and the other funds in the Aquila Group of Funds related to the overall financial condition of the Manager and its continuing provision of advisory services to the Fund. The Trustees concluded that the profitability of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to cap Fund expenses. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Additional Information (unaudited):

Aquila Opportunity Growth Fund (the “Fund”):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on September 11, 2023 and in person on September 22, 2023 to review and discuss the contract review materials that were provided in advance of the September 11, 2023 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 22, 2023, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2024. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered the Manager’s personnel who provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s portfolio managers, Messrs. Pedro Marcal and John McPeake, and the other members of the portfolio management team, Messrs. David Schiffman and Steven Yang.

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The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in Mid-Cap Blend category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the CRSP U.S. Mid Cap Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the ten-year period ended June 30, 2023, but lower than the average annual total return of the funds in the Morningstar Category for the one, three and five-year periods ended June 30, 2023. They noted that the Fund’s average annual return for the five and ten-year periods ended June 30, 2023 was in the third quintile, its average annual return for the one and three-year period and its return for the six months ended June 30, 2023 were in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund underperformed the Fund’s benchmark index for the one, three, five and ten-year periods ended June 30, 2023. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2022 was lower than the average total return of the funds in the Morningstar Category but higher than the total return of its benchmark index for 2022. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees considered that the Fund’s portfolio management team had assumed the day-to-day management of the Fund on October 1, 2021. They also considered the changes made by the Fund’s portfolio management team to the Fund’s portfolio since October 1, 2021.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 19 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 18 other Mid-

66 | Aquila Funds Trust

Cap Blend funds categorized by Morningstar, Inc. with portfolio assets ranging between $55 million and $757 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the fifth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was higher than the average contractual advisory fee of the funds in the Morningstar Category at the Fund’s current asset level.

The Trustees considered that the Fund’s net total expenses (for Class A Shares) for the most recent fiscal year were in the fifth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for those funds were slightly lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered and discussed the report of the financial review committee of the Fund and the other funds in the Aquila Group of Funds related to the overall financial condition of the Manager and its continuing provision of advisory services to the Fund. The Trustees concluded that the profitability of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

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The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager had waived a portion of its fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that the Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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AQUILA HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/23	Ending(1) Account Value 12/31/23	Expenses(2) Paid During Period 7/01/23 – 12/31/23	Ending Account Value 12/31/23	Expenses(2) Paid During Period 7/01/23 – 12/31/23	Net Annualized Expense Ratio
A	$1,000	$1,055.30	$ 6.22	$1,019.16	$ 6.11	1.20%
C	$1,000	$1,051.00	$ 10.34	$1,015.12	$10.16	2.00%
I	$1,000	$1,055.10	$ 6.42	$1,018.95	$ 6.31	1.24%
Y	$1,000	$1,056.30	$ 5.18	$1,020.16	$ 5.09	1.00%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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AQUILA OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/23	Ending(1) Account Value 12/31/23	Expenses(2) Paid During Period 7/01/23 – 12/31/23	Ending Account Value 12/31/23	Expenses(2) Paid During Period 7/01/23 – 12/31/23	Net Annualized Expense Ratio
A	$1,000	$1,060.20	$ 9.24	$1,016.23	$ 9.05	1.78%
C	$1,000	$1,056.10	$12.80	$1,012.75	$12.53	2.47%
I	$1,000	$1,060.50	$ 8.83	$1,016.64	$ 8.64	1.70%
Y	$1,000	$1,061.50	$ 7.64	$1,017.80	$ 7.48	1.47%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Each Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, each Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Each Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, each Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with each Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to each Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2023, there were no proxies related to any portfolio instruments held by the Aquila High Income Fund. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website noted below. Information about how the Aquila Opportunity Growth Fund voted proxies relating to securities held in the Fund’s portfolio during the 12-month period ended June 30, 2023 is available upon request, without charge, at www.aquilafunds.com or on the SEC’s website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the calendar year ended December 31, 2023, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Ordinary Income	Long-Term Capital Gains
Aquila High Income Fund	100%	—
Aquila Opportunity Growth Fund	—	—

Prior to February 15, 2024, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2023 calendar year.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Pedro V. Marcal, Vice President

John P. McPeake, Vice President

David M. Schiffman, Vice President

Steven Yang, Assistant Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AFTAR-0224

ITEM 2.   CODE OF ETHICS.

(a)   As of December 31, 2023, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended

(c)   N/A

(d)   N/A

(f)(2)   The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O'Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O'Flaherty are both “independent”' as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2022	2023
AHIF	$16,700	$17,400
AOGF	$24,200	$24,900

(b)   Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)   Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2022	2023
AHIF	$3,500	$3,500
AOGF	$3,500	$3,500

(d)   All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)   Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)   None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)   No applicable.

(g)   There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)   Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)   Schedule I - Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 4, 2024

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 4, 2024

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 4, 2024